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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                             -----------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    JANUARY 28, 2006

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                            ONETRAVEL HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          DELAWARE                     1-8662                    23-2265039
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


                 1200 LAKE HEARN DRIVE
                       SUITE 300                                30319
                   ATLANTA, GEORGIA
       (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code: (770) 730-2860


   5775 Peachtree Dunwoody Road, Building G, Suite 300, Atlanta, Georgia 30346
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, on January 28, 2006, OneTravel Holdings, Inc. (the "Company") and its wholly-owned subsidiary FS SunTours, Inc. ("SunTours") entered into an Asset Purchase Agreement with Crystal Hospitality Group, Inc. (the "Buyer").

The transaction was restructured and the terms and consideration revised from that previously disclosed by the Company pursuant to an Amended and Restated Asset Purchase Agreement (the "Restated Asset Purchase Agreement").

This Amendment No. 1 to the current report on Form 8-K filed February 3, 2006 is being filed to disclose the revised terms of the Restated Asset Purchase Agreement.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 9, 2006, the Company announced that SunTours had closed on the sale of its intellectual property, including the SunTrips brand name, to the Buyer pursuant to the Restated Asset Purchase Agreement. As consideration for this sale of intellectual property, the Buyer has agreed to expend not less than $1,200,000 annually for seven years either paid in cash to SunTours or through the satisfaction of certain SunTours liabilities. Under the revised transaction terms, the Company is not required to contribute any additional funds to SunTrips.

No material relationship exists between the Buyer, on the one hand, and the Company or SunTours or any of their respective affiliates, any director or officer of the Company or SunTours, or any associate of any such director or officer, on the other hand.

This summary description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Agreement that is filed as an exhibit hereto.

The press release issued by the Company on March 9, 2006 with respect to the Restated Asset Purchase Agreement is filed herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

            (d)         Exhibits.

            Exhibit No. Description
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            10.1        Amended and Restated Asset Purchase Agreement dated
                        March 9, 2006 among OneTravel Holdings, Inc., FS SunTours, Inc. and Crystal Hospitality Group, Inc.

            99.1        Press Release issued March 9, 2006

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 14, 2006

                                              ONETRAVEL HOLDINGS, INC.


                                              By:  /s/ Marc E. Bercoon
                                                 ------------------------
                                                   Marc E. Bercoon,
                                                   President

                                  EXHIBIT INDEX
                                  -------------

           Exhibit No.  Description
           -----------  -----------

           10.1 Amended and Restated Asset Purchase Agreement dated March 9, 2006 among OneTravel Holdings, Inc., FS SunTours, Inc. and Crystal Hospitality Group, Inc.

           99.1         Press Release issued March 9, 2006